                                                                         Exhibit
                                                                             6.D
                                     FORM OF

                           SOLICITING DEALER AGREEMENT


                                                          _____________ __, 1998

________________________
________________________
________________________


Ladies and Gentlemen:

         The Select Sector SPDR Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), organized as a series fund and formed under the laws of the Commonwealth of Massachusetts. The Trust will consist initially of nine series (each a "Fund") and will issue shares of beneficial interest, par value $.001, of each Fund (the "Shares"). The Trust will only sell and redeem Shares in aggregations of a specified number of Shares of a Fund (each a "Creation Unit") set forth in Annex I hereto. Pursuant to a Distribution Agreement between the Trust and us (the "Distribution Agreement"), we will act as distributor (the "Distributor") and principal underwriter of Creation Units of Shares of the Funds listed on Annex I as exclusive agent on behalf of the Trust. Capitalized terms not defined herein shall have the meanings attributed to them in the current prospectus and statement of additional information of the Trust relating to the Shares. Creation Units of Shares of each Fund will be sold at their net asset value, without a sales charge, for the Deposit Securities designated for delivery on a business day for a Fund and the Cash Component. Individual Shares of each Fund will be listed and traded on the American Stock Exchange ("AMEX").

         In consideration of the mutual covenants contained herein, it is hereby agreed that our respective rights and obligations shall be as follows:

1.       ROLE OF DISTRIBUTOR

         Pursuant to and in accordance with the provisions of the Distribution Agreement, we will make arrangements for securities dealers that may wish from time to time to solicit from the public orders to purchase Creation Units of Shares of a Fund. You are hereby invited to become one of the securities dealers referred to herein as a "Soliciting Dealer". This will confirm our mutual agreement as to the terms and conditions applicable to your participation as a Soliciting Dealer, such agreement to be effective on your confirmation hereof.

2.       ROLE OF SOLICITING DEALERS

         As a Soliciting Dealer, you may, at your election, from time to time, offer and solicit purchase orders for Creation Units of Shares. As, when and if you generate a customer request for the purchase of Creation Units of Shares of any Fund and you determine to transmit such request to us in your capacity as Soliciting Dealer, you shall comply with the procedures for the purchase of Creation Units of Shares set forth in the then current prospectus and statement of additional information applicable to the Shares. We agree that you shall not be obligated to solicit any certain number of orders for the purchase of Creation Units. You understand that all orders for the purchase of Creation Units of Shares of each Fund must be placed with us and may be placed only through an Authorized Participant that has entered into a Participant Agreement with us and the Trust. During any period you are an Authorized Participant, you may submit purchase orders to us in such capacity. Your duties and obligations as an Authorized Participant are determined by the terms and conditions of the Participant Agreement and not pursuant hereto. The procedures relating to orders and the handling thereof will be subject to the terms of the then current prospectus and statement of additional information of the Trust, the Participant Agreement and instructions in writing received by you from us or the Trust's transfer agent from time to time. Unless otherwise mutually agreed in writing, each transaction shall be promptly confirmed by us in writing to the customer on a fully disclosed basis and a copy of each confirmation shall be sent simultaneously to you. You agree that upon receipt of duplicate confirmations you will examine the same and promptly notify us of any errors or discrepancies which you discover and shall promptly bring to our attention and the Trust's any errors in such confirmations claimed by your customers.

3.       PURCHASE OF FUND SHARES FOR SALE TO CUSTOMERS

         Except as may be otherwise agreed to in writing by the National Association of Securities Dealers, Inc. (the "NASD"):

         (a) You agree that all purchases by you through us shall be made only to cover orders received by you from your customers or for your own bona fide investment.

         (b) You agree to sell Shares of the Funds to your customers subject to minimum investment requirements applicable to each order and at the applicable public offering price described in the prospectus and statement of additional information of such Fund in effect on the date of the sale (the prospectus and statement of additional information as of any such sale date or of any applicable redemption or repurchase date being sometimes referred to together herein as the "then current prospectus"), provided, however, that it is understood that you assume no responsibility or liability for the determination of such price.

         (c) You shall not withhold placing orders received from your customers so as to profit yourself as a result of such withholding (e.g., by a change in the net asset value from that used in determining the public offering price to your customers).

         (d) You understand that all orders are subject to acceptance or rejection by us or the Trust in the sole discretion of either. No conditional order will be accepted by the Trust on any basis other than a definite price. The handling of orders by the parties shall be subject to such procedures as may be mutually agreed upon from time to time.

         (e) Payment for Creation Units of Shares purchased shall be made in accordance with the provisions described in the then current prospectus. If such payment is not received, we reserve the right, without notice, either to cancel the sale, or, at our option, to sell the Shares ordered back to such Fund, and in either case, we may hold you responsible for any direct loss suffered by us or by such Fund resulting from your failure to make payment as aforesaid.

4.       SELLING PROCEDURES/SALES MATERIALS

         (a) "Sales Material," as used herein, shall include, without limitation, promotional materials, sales literature, advertisements, press releases, announcements, circulars, research reports, market letters, performance reports or summaries, form letters, posters, signs and other similar materials, whether in print, hypertext, video, audio or other media, and any items derived from the foregoing, and including sales materials intended for wholesale use (i.e., broker/dealer use only) or retail use.

         (b) You shall not make any representation concerning the Funds or their securities except those contained in the then current prospectus or any Sales Materials furnished by us relating to the Funds. (You assume no responsibility or liability for representations contained in any of such documents, except to the extent of any information provided by you in writing expressly for use therein as specifically authorized by you in a given particular instance.) We agree to notify you in writing at the address specified in paragraph (c) of any change to the prospectus or statement of additional information of each Fund, specifying such change, at least 10 days before making such change, provided that if such notice is not reasonably practicable, we may provide you with the required notice within such other period as is reasonable under the circumstances, but, in any event, not later than concurrently with such change.

         (c) We agree to supply to you, at no cost to you, additional copies of the prospectus, statement of additional information, shareholder materials, periodic reports and proxy statements for each of the Funds and any printed supplemental material in reasonable quantities upon request. You agree to deliver copies of the above materials to customers and potential customers in accordance with applicable law and the rules of the Securities and Exchange Commission ("SEC"). Further, we agree to provide to your Mutual Funds Marketing Department (the "Marketing Department") copies of the most recent amended or supplemented prospectus and statement of additional information of each Fund, and such other SEC filings as you may request, in reasonable quantities upon our request. Such material shall be mailed to you at _________________________.

         (d) We agree not to distribute any Sales Materials (other than copies of the then current prospectus) to any of your employees or sales offices unless the distribution of such materials has been approved in writing by your Marketing Department in accordance with written procedures (as amended from time to time) distributed by the Marketing Department. In approving such materials for distribution within your offices or through your sales offices to your customers, you assume no responsibility or liability for the representations or any omissions contained in any Sales Materials nor for representations or any omissions contained in the prospectus or statement of additional information relating to the Funds.

         (e) With the exception of (i) listings of product offerings; (ii) materials in the public domain (e.g., magazine articles and trade publications); and (iii) materials used by you on an internal basis only, you agree not to furnish or cause to be furnished to any third parties or to display publicly or publish any Sales Materials, except such Sales Materials relating to the Funds as may be provided to you by us or the Trust or approved for distribution by us upon your request (including materials prepared by the AMEX).

5.       REDEMPTION/REPURCHASE/TRANSFER OF FUND SHARES AND EXCHANGES

         (a) If you purchase Shares from your customers for redemption by any Fund, you agree to pay such customers not less than the applicable redemption price (i.e., the currently quoted net asset value minus any applicable sales charges or redemption fees) determined as set forth in the then current prospectus of the applicable Fund, provided, however, that it is understood that you assume no responsibility or liability for the determination of such price.

         (b) You shall not withhold placing redemption or repurchase orders received from your customers so as to profit yourself as a result of such withholding (e.g., by a change in the net asset value from that used in determining the public offering price to your customers).

         (c) Redemption and repurchase orders are subject to such procedures as may be mutually agreed upon from time to time, provided that any order placed by you regarding the redemption or repurchase of Shares is subject to timely receipt by us or the applicable Fund's transfer agent of all required documents and compliance with the applicable procedures.

         (d) You and we understand that the Shares may be held solely through the book-entry system of The Depository Trust Company. If at any time, the Shares shall no longer be held exclusively through The Depository Trust Company, we and you shall amend this Agreement upon mutually satisfactory terms.

         (e) Exchanges of Shares between Funds, if permitted, will be effected in the manner and subject to the restrictions and charges described in the then current prospectuses of the relevant Funds. The handling of exchanges will be further subject to such other procedures as may be mutually agreed upon from time to time.

6.       COMPENSATION

         (a) We and you understand that no sales loads or charges for sales (except for transaction fees disclosed in the then current prospectus) of the Shares in Creation Unit aggregations are in effect. Should sales loads or charges be established for any of the Funds, this Agreement shall be amended appropriately upon mutually satisfactory terms.

         (b) The Board of Trustee of the Trust has for each of the Funds adopted, and may, in the future, adopt a plan for any funds which may be added to those subject to this Agreement (each a "Plan"), pursuant to Rule 12b-1 under the 1940 Act. To the extent you provide services under the terms of the Plans in connection with the servicing of the accounts of your customers, we shall pay you a fee upon the terms and conditions as set forth in the Plans and your Investor Services Agreement as provided in the Plans, and in the then current prospectus of such Fund.

7.       NASD MEMBERSHIP

         (a) You and we are registered and/or licensed as a broker and/or dealer under the federal and applicable state laws. You and we represent and warrant to each other that you and we are each members of the NASD.

         (b) Each of us agrees to notify the other immediately if we cease to be registered or licensed as a broker or dealer or fail to be a member in good standing of the NASD.

         (c) You and we agree to abide by the rules and regulations of the NASD, including, without limitation, Rule 2830 of the NASD Conduct Rules, except as may be permitted by a writing from the NASD addressing the Trust in specific terms.

8.       COMPLIANCE WITH REGULATORY REQUIREMENTS

         We represent and warrant to you the following:

         (a) The Trust has filed with respect to each Fund a registration statement (a "Registration Statement") with the SEC relating to its Shares under the Securities Act of 1933 (the "1933 Act") on Form N-1A, including a prospectus and a statement of additional information. The Registration Statement (including the prospectus and the statement of addition information) conforms in all respects to the requirements of the 1933 Act, the 1940 Act and the rules thereunder.

         (b) To the extent required by law, each Fund is registered and its Shares are qualified for sale in all states and other jurisdictions in the United States unless you are notified in writing to the contrary. You may rely solely on such representation in selling the Shares, but we assume no responsibility or obligation as to your right as a broker-dealer to sell Shares of the Funds in any state or jurisdiction.

         (c) The then current prospectus for each of the Funds contains such disclosure with respect to fees paid and charges imposed in connection with the sale of the Shares as is necessary to comply with the rules and regulations of the NASD, including, without limitation, disclosure of all compensation of the type described herein as required by Rule 2830 of the NASD Conduct Rules. Such fees and charges will be in compliance with the rules and regulations of the NASD, including, without limitation, Rule 2830 of the NASD Conduct Rules.

         (d) The investment adviser of each Fund is State Street Bank and Trust Company, a bank not required to be registered as an investment adviser under the Investment Advisers Act of 1940, but which is registered in any state where registration is required to serve as investment adviser to each Fund.

         (e) The Registration Statement (including the prospectus and statement of additional information) and any Sales Materials relating to the Funds provided by us to you do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         (f) All Sales Materials will comply in all material respects with the rules and regulations of the SEC, the NASD and any states having such rules and regulations and will be filed with the NASD or SEC and the relevant states as required by the rules and regulations of the NASD, the SEC and such states, respectively.

         (g) The foregoing representations and warranties will be true and correct at all times during the term of this Agreement (with references to the Registration Statement being deemed to refer to the Registration Statement in effect at the time such reference is made and to the then current prospectus of the Funds).

9.       INDEMNIFICATION

         We have represented to you that pursuant to Section 6 of the Distribution Agreement the Trust has agreed to provide indemnification, subject to the terms of such Section, to us and soliciting dealers that have entered into a dealer agreement with us in a form approved by the Board of Trustees of the Trust including a provision for such indemnification. We hereby confirm to you that you are such a soliciting dealer and that you, your officers, directors, agents and employees and controlling persons, are entitled to indemnification by the Trust as third party beneficiaries of the indemnification provisions of the Distribution Agreement. This Section 10 shall survive the termination of this Agreement.

10.      TERMINATION

         Either party hereto may cancel this Agreement upon 30 days' prior written notice to the other. This Agreement shall be in substitution of any prior agreement between us regarding the distribution of the Shares.

11.      MISCELLANEOUS

         (a) You understand and agree that you are acting as principal under this Agreement, and that you are in no way responsible for the manner of our performance or for any of our acts or omissions in connection therewith. Nothing shall constitute us as a syndicate, association, joint venture, partnership, unincorporated business, or other separate entity or otherwise partners with you.

         (b) Each Fund reserves the right in its discretion and we reserve the right, in our discretion and without notice to you, subject to applicable law, to suspend sales or redemptions or to withdraw the offering of Shares of the Funds.

         (c) All communication shall be sent to you at your offices at ____________________ and to us at the address we have provided at the end of this Agreement. Notice shall be deemed to have been given on the date it was either delivered personally to the other party or any officer or member thereof or was either received by express delivery or telecopy (with receipt) by the other party at his or her address specified in this Agreement. Either party may change the address to which communications to it shall be sent by giving notice thereof in accordance with this provision.

         (d) We may amend this Agreement mutually, at any time and from time to time, to add additional fund(s) established by the Trust to Annex I hereof, if permitted by applicable SEC order, by delivery to you by us of a new or amended Annex I containing the names of the additional fund(s). Both of us hereby agree that any such amendment shall become effective and part of this Agreement and be deemed binding upon the first sale by you of any shares of such additional fund(s).

         (e) This Agreement shall become effective as of the date when it is executed and dated by us below. This Agreement shall be governed by the laws of the State of New York without giving effect to conflict of law provisions.

         (f) If a dispute arises between us with respect to this Agreement which the parties are unable to resolve themselves, it shall be settled by arbitration in accordance with the then existing NASD Code of Arbitration Procedure (the "NASD Code"). The parties agree, that to the extent permitted by the NASD Code, the arbitrator(s) shall be selected from the securities industry.


                                             ALPS MUTUAL FUNDS SERVICES, INC.



                                               By:______________________________
                                                      (Authorized Signature)

                                                  ______________________________
                                                              Name

                                                  ______________________________
                                                              Title


Accepted:

FIRM NAME:

By:______________________________

   ______________________________
               Name

   ______________________________
               Title

Address:_________________________

        _________________________

Date:____________________________

                                                                         Exhibit
                                                                             6.D
                                                                         (cont.)

                                     FORM OF

                           SOLICITING DEALER AGREEMENT

                                                          _____________ __, 1998

__________________________
__________________________
__________________________

Ladies and Gentlemen:

         The Select Sector SPDR Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), organized as a series fund and formed under the laws of the Commonwealth of Massachusetts. The Trust will consist initially of nine series (each a "Fund") and will issue shares of beneficial interest, par value $.001, of each Fund (the "Shares"). The Trust will only sell and redeem Shares in aggregations of a specified number of Shares of a Fund (each a "Creation Unit") set forth in Annex I hereto. Pursuant to a Distribution Agreement between the Trust and us (the "Distribution Agreement"), we will act as distributor (the "Distributor") and principal underwriter of Creation Units of Shares of the Funds listed on Annex I as exclusive agent on behalf of the Trust. Capitalized terms not defined herein shall have the meanings attributed to them in the current prospectus and statement of additional information of the Trust relating to the Shares. Creation Units of Shares of each Fund will be sold at their net asset value, without a sales charge, for the Deposit Securities designated for delivery on a business day for a Fund and the Cash Component. Individual Shares of each Fund will be listed and traded on the American Stock Exchange ("AMEX").

         In consideration of the mutual covenants contained herein, it is hereby agreed that our respective rights and obligations shall be as follows:

1.       ROLE OF DISTRIBUTOR

         Pursuant to and in accordance with the provisions of the Distribution Agreement, we will make arrangements for securities dealers that may wish from time to time to solicit from the public orders to purchase Creation Units of Shares of a Fund. You are hereby invited to become one of the securities dealers referred to herein as a "Soliciting Dealer". This will confirm our mutual agreement as to the terms and conditions applicable to your participation as a Soliciting Dealer, such agreement to be effective on your confirmation hereof.

2.       ROLE OF SOLICITING DEALERS

         As a Soliciting Dealer, you may, at your election, from time to time, offer and solicit purchase orders for Creation Units of Shares. As, when and if you generate a customer request for the purchase of Creation Units of Shares of any Fund and you determine to transmit such request to us in your capacity as Soliciting Dealer, you shall comply with the procedures for the purchase of Creation Units of Shares set forth in the then current prospectus and statement of additional information applicable to the Shares. We agree that you shall not be obligated to solicit any certain number of orders for the purchase of Creation Units. You understand that all orders for the purchase of Creation Units of Shares of each Fund must be placed with us and may be placed only through an Authorized Participant that has entered into a Participant Agreement with us and the Trust. During any period you are an Authorized Participant, you may submit purchase orders to us in such capacity. Your duties and obligations as an Authorized Participant are determined by the terms and conditions of the Participant Agreement and not pursuant hereto. The procedures relating to orders and the handling thereof will be subject to the terms of the then current prospectus and statement of additional information of the Trust, the Participant Agreement and instructions in writing received by you from us or the Trust's transfer agent from time to time. Unless otherwise mutually agreed in writing, each transaction shall be promptly confirmed by us in writing to the customer on a fully disclosed basis and a copy of each confirmation shall be sent simultaneously to you. You agree that upon receipt of duplicate confirmations you will examine the same and promptly notify us of any errors or discrepancies which you discover and shall promptly bring to our attention and the Trust's any errors in such confirmations claimed by your customers.

3.       PURCHASE OF FUND SHARES FOR SALE TO CUSTOMERS

         Except as may be otherwise agreed to in writing by the National Association of Securities Dealers, Inc. (the "NASD"):

         (a) You agree that all purchases by you through us shall be made only to cover orders received by you from your customers or for your own bona fide investment.

         (b) You agree to sell Shares of the Funds to your customers subject to minimum investment requirements applicable to each order and at the applicable public offering price described in the prospectus and statement of additional information of such Fund in effect on the date of the sale (the prospectus and statement of additional information as of any such sale date or of any applicable redemption or repurchase date being sometimes referred to together herein as the "then current prospectus"), provided, however, that it is understood that you assume no responsibility or liability for the determination of such price.

         (c) You shall not withhold placing orders received from your customers so as to profit yourself as a result of such withholding (e.g., by a change in the net asset value from that used in determining the public offering price to your customers).

         (d) You understand that all orders are subject to acceptance or rejection by us or the Trust in the sole discretion of either. No conditional order will be accepted by the Trust on any basis other than a definite price. The handling of orders by the parties shall be subject to such procedures as may be mutually agreed upon from time to time.

         (e) Payment for Creation Units of Shares purchased shall be made in accordance with the provisions described in the then current prospectus. If such payment is not received, we reserve the right, without notice, either to cancel the sale, or, at our option, to sell the Shares ordered back to such Fund, and in either case, we may hold you responsible for any direct loss suffered by us or by such Fund resulting from your failure to make payment as aforesaid.

4.       SELLING PROCEDURES/SALES MATERIALS

         (a) "Sales Material," as used herein, shall include, without limitation, promotional materials, sales literature, advertisements, press releases, announcements, circulars, research reports, market letters, performance reports or summaries, form letters, posters, signs and other similar materials, whether in print, hypertext, video, audio or other media, and any items derived from the foregoing, and including sales materials intended for wholesale use (i.e., broker/dealer use only) or retail use.

         (b) You shall not make any representation concerning the Funds or their securities except those contained in the then current prospectus or any Sales Materials furnished by us relating to the Funds. (You assume no responsibility or liability for representations contained in any of such documents, except to the extent of any information provided by you in writing expressly for use therein as specifically authorized by you in a given particular instance.) We agree to notify you in writing at the address specified in paragraph (c) of any change to the prospectus or statement of additional information of each Fund, specifying such change, at least 10 days before making such change, provided that if such notice is not reasonably practicable, we may provide you with the required notice within such other period as is reasonable under the circumstances, but, in any event, not later than concurrently with such change.

         (c) We agree to supply to you, at no cost to you, additional copies of the prospectus, statement of additional information, shareholder materials, periodic reports and proxy statements for each of the Funds and any printed supplemental material in reasonable quantities upon request. You agree to deliver copies of the above materials to customers and potential customers in accordance with applicable law and the rules of the Securities and Exchange Commission ("SEC"). Further, we agree to provide to your Mutual Funds Marketing Department (the "Marketing Department") copies of the most recent amended or supplemented prospectus and statement of additional information of each Fund, and such other SEC filings as you may request, in reasonable quantities upon our request. Such material shall be mailed to you at _________________________.

         (d) We agree not to distribute any Sales Materials (other than copies of the then current prospectus) to any of your employees or sales offices unless the distribution of such materials has been approved in writing by your Marketing Department in accordance with written procedures (as amended from time to time) distributed by the Marketing Department. In approving such materials for distribution within your offices or through your sales offices to your customers, you assume no responsibility or liability for the representations or any omissions contained in any Sales Materials nor for representations or any omissions contained in the prospectus or statement of additional information relating to the Funds.

         (e) With the exception of (i) listings of product offerings; (ii) materials in the public domain (e.g., magazine articles and trade publications); and (iii) materials used by you on an internal basis only, you agree not to furnish or cause to be furnished to any third parties or to display publicly or publish any Sales Materials, except such Sales Materials relating to the Funds as may be provided to you by us or the Trust or approved for distribution by us upon your request (including materials prepared by the AMEX).

5.       REDEMPTION/REPURCHASE/TRANSFER OF FUND SHARES AND EXCHANGES

         (a) If you purchase Shares from your customers for redemption by any Fund, you agree to pay such customers not less than the applicable redemption price (i.e., the currently quoted net asset value minus any applicable sales charges or redemption fees) determined as set forth in the then current prospectus of the applicable Fund, provided, however, that it is understood that you assume no responsibility or liability for the determination of such price.

         (b) You shall not withhold placing redemption or repurchase orders received from your customers so as to profit yourself as a result of such withholding (e.g., by a change in the net asset value from that used in determining the public offering price to your customers).

         (c) Redemption and repurchase orders are subject to such procedures as may be mutually agreed upon from time to time, provided that any order placed by you regarding the redemption or repurchase of Shares is subject to timely receipt by us or the applicable Fund's transfer agent of all required documents and compliance with the applicable procedures.

         (d) You and we understand that the Shares may be held solely through the book-entry system of The Depository Trust Company. If at any time, the Shares shall no longer be held exclusively through The Depository Trust Company, we and you shall amend this Agreement upon mutually satisfactory terms.

         (e) Exchanges of Shares between Funds, if permitted, will be effected in the manner and subject to the restrictions and charges described in the then current prospectuses of the relevant Funds. The handling of exchanges will be further subject to such other procedures as may be mutually agreed upon from time to time.

6.       COMPENSATION

         (a) We and you understand that no sales loads or charges for sales (except for transaction fees disclosed in the then current prospectus) of the Shares in Creation Unit aggregations are in effect. Should sales loads or charges be established for any of the Funds, this Agreement shall be amended appropriately upon mutually satisfactory terms.

         (b) The Board of Trustee of the Trust has for each of the Funds adopted, and may, in the future, adopt a plan for any funds which may be added to those subject to this Agreement (each a "Plan"), pursuant to Rule 12b-1 under the 1940 Act. To the extent you provide services under the terms of the Plans in connection with the servicing of the accounts of your customers, we shall pay you a fee upon the terms and conditions as set forth in the Plans and your Investor Services Agreement as provided in the Plans, and in the then current prospectus of such Fund.

7.       NASD MEMBERSHIP

         (a) You and we are registered and/or licensed as a broker and/or dealer under the federal and applicable state laws. You and we represent and warrant to each other that you and we are each members of the NASD.

         (b) Each of us agrees to notify the other immediately if we cease to be registered or licensed as a broker or dealer or fail to be a member in good standing of the NASD.

         (c) You and we agree to abide by the rules and regulations of the NASD, including, without limitation, Rule 2830 of the NASD Conduct Rules, except as may be permitted by a writing from the NASD addressing the Trust in specific terms.

8.       COMPLIANCE WITH REGULATORY REQUIREMENTS

         We represent and warrant to you the following:

         (a) The Trust has filed with respect to each Fund a registration statement (a "Registration Statement") with the SEC relating to its Shares under the Securities Act of 1933 (the "1933 Act") on Form N-1A, including a prospectus and a statement of additional information. The Registration Statement (including the prospectus and the statement of addition information) conforms in all respects to the requirements of the 1933 Act, the 1940 Act and the rules thereunder.

         (b) To the extent required by law, each Fund is registered and its Shares are qualified for sale in all states and other jurisdictions in the United States unless you are notified in writing to the contrary. You may rely solely on such representation in selling the Shares, but we assume no responsibility or obligation as to your right as a broker-dealer to sell Shares of the Funds in any state or jurisdiction.

         (c) The then current prospectus for each of the Funds contains such disclosure with respect to fees paid and charges imposed in connection with the sale of the Shares as is necessary to comply with the rules and regulations of the NASD, including, without limitation, disclosure of all compensation of the type described herein as required by Rule 2830 of the NASD Conduct Rules. Such fees and charges will be in compliance with the rules and regulations of the NASD, including, without limitation, Rule 2830 of the NASD Conduct Rules.

         (d) The investment adviser of each Fund is State Street Bank and Trust Company, a bank not required to be registered as an investment adviser under the Investment Advisers Act of 1940, but which is registered in any state where registration is required to serve as investment adviser to each Fund.

         (e) The Registration Statement (including the prospectus and statement of additional information) and any Sales Materials relating to the Funds provided by us to you do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         (f) All Sales Materials will comply in all material respects with the rules and regulations of the SEC, the NASD and any states having such rules and regulations and will be filed with the NASD or SEC and the relevant states as required by the rules and regulations of the NASD, the SEC and such states, respectively.

         (g) The foregoing representations and warranties will be true and correct at all times during the term of this Agreement (with references to the Registration Statement being deemed to refer to the Registration Statement in effect at the time such reference is made and to the then current prospectus of the Funds).

9.       TERMINATION

         Either party hereto may cancel this Agreement upon 30 days' prior written notice to the other. This Agreement shall be in substitution of any prior agreement between us regarding the distribution of the Shares.

10.      MISCELLANEOUS

         (a) You understand and agree that you are acting as principal under this Agreement, and that you are in no way responsible for the manner of our performance or for any of our acts or omissions in connection therewith. Nothing shall constitute us as a syndicate, association, joint venture, partnership, unincorporated business, or other separate entity or otherwise partners with you.

         (b) Each Fund reserves the right in its discretion and we reserve the right, in our discretion and without notice to you, subject to applicable law, to suspend sales or redemptions or to withdraw the offering of Shares of the Funds.

         (c) All communication shall be sent to you at your offices at ____________________ and to us at the address we have provided at the end of this Agreement. Notice shall be deemed to have been given on the date it was either delivered personally to the other party or any officer or member thereof or was either received by express delivery or telecopy (with receipt) by the other party at his or her address specified in this Agreement. Either party may change the address to which communications to it shall be sent by giving notice thereof in accordance with this provision.

         (d) We may amend this Agreement mutually, at any time and from time to time, to add additional fund(s) established by the Trust to Annex I hereof, if permitted by applicable SEC order, by delivery to you by us of a new or amended Annex I containing the names of the additional fund(s). Both of us hereby agree that any such amendment shall become effective and part of this Agreement and be deemed binding upon the first sale by you of any shares of such additional fund(s).

         (e) This Agreement shall become effective as of the date when it is executed and dated by us below. This Agreement shall be governed by the laws of the State of New York without giving effect to conflict of law provisions.

         (f) If a dispute arises between us with respect to this Agreement which the parties are unable to resolve themselves, it shall be settled by arbitration in accordance with the then existing NASD Code of Arbitration Procedure (the "NASD Code"). The parties agree, that to the extent permitted by the NASD Code, the arbitrator(s) shall be selected from the securities industry.


                                              ALPS MUTUAL FUNDS SERVICES, INC.



                                                By: ____________________________
                                                       (Authorized Signature)

                                                    ____________________________
                                                                Name

                                                    ____________________________
                                                                Title

Accepted:

FIRM NAME:

By: ____________________________

    ____________________________
                Name

    ____________________________
                Title

Address: _______________________

         _______________________

Date: __________________________